UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 14, 2007


                         TENDERCARE INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Colorado                    0-14697                   84-0898302
   --------------------            --------------          ---------------------
      (State of other               (Commission               (I.R.S. Employer
      jurisdiction of               File Number)             Identification No.)
       incorporation)

          3925 North Hastings Way                                     54703
              Eau Claire, WI
----------------------------------------                           -----------
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code:              (715) 833.1750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14A-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01     Other Events:

On August 2, 2007 TenderCare International, Inc. and Seventh Generation, Inc. released a press release announcing the settlement agreement resolving a dispute regarding each party's marketing and promotion of their respective disposable diaper products.

Statements made in this current report that are not historical facts may be forward looking statements. Actual events may differ materially from those projected in any forward-looking statement.

Item 9.01     Financial Statements and Exhibits.

                     Exhibit No.                           Title
                     -----------                           -----
                        99.1                Press Release, dated August 2, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                               TENDERCARE INTERNATIONAL, INC.

Dated: August 14, 2007                         By: /s/ Edward Reiss
                                                   ----------------
                                               Name: Edward Reiss
                                               Title: Co-Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.                   Title
-----------                   -----
   99.1         Press Release, dated August 2, 2007